Principal Funds, Inc.
Supplement dated October 31, 2024
to the Prospectus and Statement of Additional Information
both dated December 31, 2023
(as previously supplemented)
This supplement updates information currently in the Prospectus and the Statement of Additional Information. Please retain this supplement for future reference.
The changes described below are being made to the Prospectus.

SUMMARY FOR ORIGIN EMERGING MARKETS FUND
LIQUIDATION NOTICE: On October 31, 2024, the Principal Funds, Inc. Board approved a Plan of Liquidation and Termination (the “Plan”) for the Origin Emerging Markets Fund (the “Fund”). The Fund will no longer be available for purchase to new investors effective as of the close of the New York Stock Exchange on November 8, 2024. Pursuant to the Plan, the Fund will liquidate on or about December 31, 2024 (the “Liquidation Date”). During the period between the date that the Fund ceases trading and the Liquidation Date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and strategies.
At the time of liquidation, delete all references to the Origin Emerging Markets Fund from the Prospectus.
The change described below is being made to the Statement of Additional Information.
On October 31, 2024, the Principal Funds, Inc. Board approved a Plan of Liquidation and Termination (the “Plan”) for the Origin Emerging Markets Fund (the “Fund”). Pursuant to the Plan, the Fund will liquidate on or about December 31, 2024.
At the time of liquidation, delete all references to the Origin Emerging Markets Fund from the Statement of Additional Information.
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